SUPPLEMENT DATED MARCH 2, 2007

TO THE

PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

DATED JUNE 28, 2006

OF

LEGG MASON PARTNERS CALIFORNIA MUNICIPALS FUND, INC.

The following information supplements, and to the extent inconsistent therewith, supercedes, certain information in each of the currently effective Prospectus and Statement of Additional Information of Legg Mason Partners California Municipals Fund, Inc. (the “fund”):

Effective March 2, 2007, the Board appointed Stephen A. Walsh, S. Kenneth Leech and Robert D. Amodeo of Western Asset Management Company (“Western Asset”), the fund’s subadviser, as Co-Portfolio Managers of the fund. The fund is also managed by portfolio managers Joseph P. Deane, and David T. Fare.

The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, duration weighting and team structure decisions. The portfolio managers are responsible for the day-to-day management of the fund’s portfolio. Mr. Deane has been a portfolio manager of the fund since November 1988, Mr. Fare became a portfolio manager of the fund since 2004.

Each of the portfolio managers are employed by Western Asset and has been with Legg Mason or one of its predecessor firms for more than five years. Mr. Deane and Mr. Fare were investment officers of the fund’s former manager, Smith Barney Fund Management.

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